UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2012

Reynolds American Inc.

(Exact name of registrant as specified in its charter)

1-32258

(Commission File Number)

North Carolina	20-0546644
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

401 North Main Street, Winston-Salem, NC 27101	336-741-2000
(Address of principal executive offices) (Zip Code)	(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	Regulation FD Disclosure.

On December 18, 2012, R. J. Reynolds Tobacco Company, an indirect subsidiary of Reynolds American Inc. (“R. J. Reynolds”), issued a press release announcing that it and certain other Participating Manufacturers had reached an agreement in principle with 17 states, the District of Columbia and Puerto Rico to settle certain claims related to R. J. Reynolds’ and such other Participating Manufacturers’ Master Settlement Agreement (“MSA”) payments to the states. The settlement addresses claims relating to a downward adjustment to R. J. Reynolds’ annual MSA payment obligations known as the Non-Participating Manufacturer (“NPM”) Adjustment. The settlement resolves claims pertaining to payment years from 2003 through 2012, and puts in place a revised NPM Adjustment mechanism to apply from 2013 forward to states that join the agreement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference in its entirety into this Item 7.01. A copy of the Term Sheet referenced in the press release is attached as Exhibit 99.2 hereto and is incorporated by reference in its entirety into this Item 7.01. A copy of the letter dated December 17, 2012, sent on behalf of the Original Participating Manufacturers, acknowledging critical mass has been achieved under the Term Sheet, is attached as Exhibit 99.3 hereto and is incorporated by reference in its entirety into this Item 7.01.

The information furnished in Item 7.01 of this Form 8-K and in Exhibits 99.1, 99.2 and 99.3 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Number	Exhibit

99.1	Press Release, issued by R. J. Reynolds Tobacco Company, an indirect subsidiary of Reynolds American Inc., on December 18, 2012 (furnished pursuant to Item 7.01 and not filed).

99.2	Term Sheet agreed to by R. J. Reynolds Tobacco Company, an indirect subsidiary of Reynolds American Inc., certain other Participating Manufacturers, 17 states, the District of Columbia and Puerto Rico (furnished pursuant to Item 7.01 and not filed).

99.3	Letter dated December 17, 2012, sent on behalf of the Original Participating Manufacturers, acknowledging critical mass has been achieved under the Term Sheet (furnished pursuant to Item 7.01 and not filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REYNOLDS AMERICAN INC.

Date: December 18, 2012	By:	/s/ McDara P. Folan, III
		Name:	McDara P. Folan, III
		Title:	Senior Vice President, Deputy General Counsel and Secretary

INDEX TO EXHIBITS

Number	Exhibit

99.1	Press Release, issued by R. J. Reynolds Tobacco Company, an indirect subsidiary of Reynolds American Inc., on December 18, 2012 (furnished pursuant to Item 7.01 and not filed).

99.2	Term Sheet agreed to by R. J. Reynolds Tobacco Company, an indirect subsidiary of Reynolds American Inc., certain other Participating Manufacturers, 17 states, the District of Columbia and Puerto Rico (furnished pursuant to Item 7.01 and not filed).

99.3	Letter dated December 17, 2012, sent on behalf of the Original Participating Manufacturers, acknowledging critical mass has been achieved under the Term Sheet (furnished pursuant to Item 7.01 and not filed).